1 RAIT Financial Trust Investor Presentation November 2013 Exhibit 99.2

This document and the related presentation may contain forward-looking statements within the meaning of the Private Securities Litigation
Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about RAIT Financial Trust’s (“RAIT”) plans, objectives, expectations and intentions with respect to future operations, products, dividends, cash from investments and services and other statements that are not historical facts. Forward-looking statements are sometimes identified by the words “may”, “will”, “should”, “potential”,
“predict”, “continue”, “project”, “guide”, or other similar words or expressions.  These forward-looking statements are based upon the current beliefs and expectations of RAIT's management and are inherently subject to significant business, economic and competitive uncertainties a nd contingencies, many of which are difficult to predict and generally not within RAIT’s control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. RAIT does not guarantee that the assumptions underlying such forward looking statements are free from errors. Actual results may differ materially from the anticipated results discussed in these forward-looking statements.
The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: the risk factors and other disclosure contained in filings by RAIT with the Securities and
Exchange Commission (“SEC”), including, without limitation, RAIT’s most recent annual and quarterly reports filed with SEC. RAIT’s SEC filings are available on RAIT’s website at www.raitft.com.
You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. All subsequent written and oral forward-looking statements attributable to RAIT or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this document and the related presentation. Except to the extent required by applicable law or regulation, RAIT undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events.
This document and the related presentation may contain non-U.S. generally accepted accounting principles (“GAAP”) financial measures.  A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measure is included in this document and/or RAIT’s most recent annual and quarterly reports.
This presentation is for informational purposes only and does not constitute an offer to sell or a solicitation of an offer to buy any securities of
RAIT or Independence Realty Trust, Inc. (“IRT”) , a RAIT consolidated and managed multifamily equity REIT.
Forward Looking Statements, Non- GAAP Financial
Measures & Securities Offering Disclaimers

RAIT Financial Trust (“RAIT”) (NYSE: RAS), is a multi-strategy commercial real estate company organized as an internally-managed REIT with $3.6 billion of assets under management
RAIT’s IPO - January 1998
Focus on delivering strong-risk adjusted returns
Offices – Philadelphia, New York, Chicago, Charlotte
RAIT originated $167.5 million of loans in the quarter ended September 30, 2013 consisting of
$129.7 million conduit loans, $34.8 million bridge loans and a $3.0 million mezzanine loan.
No corporate, unsecured, recourse debt maturities until April 2016
Increased quarterly common dividend to $0.15 for the third quarter 2013 on September 10,
2013 – a 15% increase from the second quarter 2013 and a 67% increase over the third quarter 2012
Seasoned executive team with strong real estate equity and debt experience
As of September 30, 2013
About RAIT
Scalable, “in-house”, commercial real estate platform with over 380 employees

Commercial Real Estate Platform
$3.6 Billion Assets Under
Management
Multi- Strategy Business Approach
As of September 30, 2013
COMMERCIAL REAL ESTATE
LENDER
COMMERCIAL REAL ESTATE
OWNER & OPERATOR
ASSET & PROPERTY MANAGER
- Significant lending opportunity
- One-source financing option to
middle market: originate,
underwrite, close & service
commercial real estate loans
- Maximize value over time
- Hedges against inflation
- Adds stability to the asset mix
- Full service property manager
- Asset Manager: S&P &
Morningstar rated primary and
special loan servicer
- External advisor to
Independence Realty Trust, Inc.
(NYSE MKT: IRT)

The lending opportunity
Over $1.5 trillion of CRE debt is expected to mature through 2018
(1)
Less competition for small balance conduit loans and short term bridge loans
Increasing CMBS activity: $67.5 billion issued through November 1, 2013 which represents an approximate 40% increase over the $48 billion issued in 2012
(2)
Equity gap drives bridge and mezzanine lending opportunities
RAIT’s goal
Capitalize on lending opportunity utilizing existing, scalable platform and internal expertise to originate and underwrite bridge, mezzanine and conduit loans of $5 million to $30 million on multi-
family, office, retail and light industrial properties
RAIT’s competitive advantage: uniquely positioned to deliver a one-source financing option to our borrowers
Active credit and risk management
(1) Trepp Q3 2012
(2) Commercial Mortgage Alert  11/2013
Commercial Real Estate Lender

Warehouse providers
Conduit loans: Barclays, Citibank
Sell loans into third-party securitizations
Bridge loans: Credit Suisse AG
RAIT’s balance sheet
Securitizations
Bridge loans - RAIT 2013-FL1 - $135 million floating rate securitization closed July 2013
Conduit loans – for sale loans: stable properties, 5 to 10 yr, fixed rate, approximate coupon range 4.75%-5.50%
Bridge loans – balance sheet loans: transitional properties, 3 to 5 yr, floating rate over libor, origination & exit fee, approximate floor rates: 5.25% - 7%
Mezzanine loans – balance sheet loans: stable properties, floating rate, origination fees, approximate coupon: 10%-12%
Commercial Real Estate Lender
Loan types
Funding sources

RAIT Financial Trust

Loan Originations										
($ in millions)	YTD 9/30/13		Q3 2013		Q2 2013		Q1 2013		FY 2012	
Conduit Loans	$	338.1	$	129.7	$	139.0	$	69.4	$	119.3
Bridge Loans	$	74.8	$	34.8	$	19.2	$	20.8	$	240.8
Mezzanine Loans	$	20.3	$	3.0	$	12.6	$	4.7	$	15.4
Total Fundings	$	433.2	$	167.5	$	170.8	$	94.9	$	375.5

Conduit Loans Sales										
($ in millions)	YTD 9/30/13		Q3 2013		Q2 2013		Q1 2013		FY 2012	
Sale amount	$	301.0	$	180.8	$	78.8	$	41.4	$	97.9
Fee income from loan sales	$	14.9	$	7.2	$	4.5	$	3.2	$	6.2

7 Pipeline Growing pipeline of potential opportunities Loan originations & sales Commercial Real Estate Lender

RAIT Financial Trust

	Book Value	Weighted-Average Coupon	Range of Maturities	Number of Loans
Commercial Real Estate (CRE) Loans				
Commercial mortgages	$747,285	6.3%	Nov 2013 to Oct. 2038	59
Mezzanine loans	268,008	9.5%	Nov 2013 to Apr. 2024	80
Preferred equity interests	62,490	9.8%	Mar 2014 to Aug. 2025	14
Total CRE Loans	$1,077,783	7.3%		153
Other loans	34,889	4.6%	Nov 2013 to Oct. 2016	2
Total investments in loans	$1,112,672	7.2%		155

Key Statistics	Q3 2013	Q2 2013
CRE Non-accrual loans	$45,337	$65,597
% change	(30.9)%	
Reserve for losses	23,317	24,222
% change	(3.7)%	
Provision for losses	500	500
% change	0%

By Property Type (1) By Geographic Region (1)
Improved credit performance of the loan portfolio
As of September 30, 2013 unless otherwise Indicated ($ in 000s)
CRE Loan Portfolio Statistics
(1)  Based on book value at 9/30/2013.
Office
45%
Multi-family
20%
Retail
29%
Other
6%
Central
33%
Mid Atlantic
27%
Southeast
13%
West
18%
Northeast
9%

Directly owned real estate portfolio
Strategy to maximize value over time through increasing occupancy and higher rental rates
Provides stability to asset mix and hedges against inflation
$1.1 billion of CRE properties at September 30, 2013
1
Portfolio is internally managed by seasoned property management professionals
8% average effective rent growth in multi-family portfolio from September 30, 2012 to June 30, 2013
Acquire well located apartment buildings in secondary markets via Independence Realty Trust,
Inc. (“IRT”) (NYSE MKT: IRT)
IRT owned nine properties totaling $166.7 million at September 30, 2013
Consolidated by RAIT and externally managed by RAIT affiliate
In August 2013, IRT raised $31.1 million through an underwritten public offering & listed IRT’s common shares on the NYSE MKT under the symbol “IRT”
RAIT owns approximately 5.8 million shares of IRT common stock (approximately 60% of the outstanding common stock)
IRT utilizes RAIT’s relationships, broker-network & relationships; off-market transactions
$20 million secured revolving credit agreement with The Huntington National Bank
Commercial Real Estate Owner
(1) Includes nine apartment buildings, $166.7million, owned by IRT as of  September 30, 2013.
.

Retail
8%
Other
5%
Office
24%
Multi-family
63%

Mid-Atlantic
5%
Southeast
30%
Central
34%
West
31%

(a)Based on book value of properties owned as of  September 30, 2013.
.
Directly Owned Commercial Real Estate Portfolio
Statistics
Investments in Real Estate Property Types (a) Investments in Real Estate Geographic U.S. Regions
(a)

RAIT Financial Trust

	Investments in Real Estate	Quantity	Number of Properties	Average Physical Occupancy	
				9/30/2013	12/31/2012
Multi-family real estate properties[a]	$693,701	8,940 units	36	92.5%	90.0%
Office real estate properties	279,599	2,015,524 sq. ft.	11	74.1%	72.8%
Retail real estate properties	83,486	1,421,059 sq. ft.	4	68.9%	73.2%
Parcels of land	48,887	21.92 acres	10		
Total	$1,105,673		61		

	Q3 2013	Q3 2012
Rental income	$29,233	$26,412
Real estate operating expenses	15,521	14,254
Net Real Estate Operating Income	**$13,712**	**$12,158**
NOI growth	13%	

Property Type	Q3 2013	Q3 2012	% Variance
Multi-family [c]	$753	$699	8%
Office [d]	19.45	19.08	2%
Retail [d]	12.05	11.74	3%

(a) Includes nine apartment buildings, $166.7 million, owned by IRT as of  September 30, 2013.
(b) Average monthly effective rent represents the average monthly rent collected for all occupied units after giving effect to tenant concessions. We do not report average effective rent per unit in the month of acquisition as it is not representative of a full month of operations.
(c) Average effective rent is rent  per unit per month.
(d) Average effective rent is rent per square foot per year.
Net Real Estate Operating Income
Improved Occupancy and Net Operating Income
As of September 30, 2013 unless otherwise Indicated ($ in 000s)
Directly Owned Commercial Real Estate Portfolio
Statistics
Average Effective Rent (b)

Asset management
Management fees
Manage approximately $2.1 billion of commercial real estate loans and $1.5 billion of U.S. real estate debt securities
S&P & Morningstar rated primary and special CRE loan servicer
Property management
Property management fees – RAIT, IRT and 3
rd
party opportunities
Jupiter Communities -
Multi-family focused
49 properties – 10,507 units
CRP Commercial Services -
Office focused
2.9 million square feet
Independence Realty Trust, Inc.
RAIT affiliates earn asset and property management fees with the potential to earn incentive fees
Asset and Property Manager
As of September 30, 2013

Operating Income –Recent Performance
Strong operating income growth
$-
$2,000
$4,000
$6,000
$8,000
$10,000
$12,000
$14,000
$16,000
$18,000
Q1
2011
Q2
2011
Q3
2011
Q4
2011
Q1
2012
Q2
2012
Q3
2012
Q4
2012
Q1
2013
Q2
2013
Q3
2013
Operating Income
($'s in 000s)

RAS Common Dividend History - Recent Performance
$0.16
$0.14
$0.12
$0.10
$0.08
$0.06
$0.04
$0.02
$-
$0.06
$0.06
$0.06
$0.08
$0.08
$0.09
$0.10
$0.12
$0.13
$0.15
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013

14 RAS Dividend History – Recent Performance Stable and steady dividend growth

2013 Projected Cash Flows
($'s in Millions)
$-
$10
$20
$30
$40
$50
$60
$70
$80
$90
CRE Loan Interest
Owned Real Estate NOI
CMBS Originations & Securitizations
Property Management fees- 3rd Party
Asset Management Fees
Loan Origination Fees
Sponsored Companies -- Asset Management fees

($'s in millions, except per share amounts)	2013	
Projected In-flows	$ 178 -	$184
Less: CRE and Property Interest expense	(50)	(50)
Less: Corporate Interest and Preferred dividends	(35)	(35)
Less: General and administrative costs	(33) -	(35)
Net cash flow available to common shareholders	$60	$64
Per Share	**$0.90**	**$0.95**

(1) Constitutes forward-looking information.  Actual full 2013 projected cash received from investments and each individual line item presented herein could vary significantly from the projections presented.  The above projections assume: RAIT does not raise any other capital; Investment portfolios do not experience significant loan repayments;
RAIT increases the amount of loan originations and conduit loan sales from historical levels; RAIT’s property portfolio performs at historical levels; RAIT continues to receive its securitization collateral management and property management fees; and IRT experiences growth in its investment portfolio by the end of the period covered.
2013 Projected Cash Received from Investments
(1)

RAIT will continue to focus on:
Growth & stability through a multi-strategy approach
Utilizing RAIT’s core, integrated, real estate platform and management expertise to generate appropriate risk-adjusted returns by originating, underwriting and managing commercial real estate loans
Growing cash flow through accretive capital deployment
Focus on conduit and bridge loans
Continue to actively manage credit risk
Effectively manage RAIT’s portfolio of owned real estate to deliver increasing rental and occupancy rates while managing operating costs
Grow IRT’s portfolio of apartment properties
Leveraging RAIT’s capabilities to grow fee income and assets under management
RAIT Highlights
Maintaining a strong pipeline of investment opportunities
Delivering stable and growing dividends

17 Appendix

(1) Excludes $30.7 million of secured debt outstanding under RAIT's CMBS and commercial mortgage facilities with contractual maturities in 2013.

(2) Assumes full exercise of holders' 7.0% convertible senior notes redemption right in April 2016 and excludes $6.6 million outstanding under a secured credit facility with a contractual maturity in 2016.

(3) Excludes $88.0 million of outstanding senior secured notes issued by us which are eliminated in consolidation with contractual maturities ranging from 2017 to 2019.

No corporate, unsecured, recourse debt maturities until April 2016
$-
$- $-
$115,000
$-
$-
$- $-
$43,771
$-
$20,000
$40,000
$60,000
$80,000
$100,000
$120,000
$140,000
2013 (1) 2014 2015 2016 (2) 2017 (3) 2018 (3) 2019 (3) 2020 Thereafter
Unsecured Recourse Debt Maturities and Redemption Dates
(in 000s)
Unsecured Recourse Debt Summary
As of September 30, 2013

RAIT Financial Trust

	As of September 30, 2013	
	Amount	Per Share [(2)]
Total shareholders' equity	$ 759,935	$ 10.82
Liquidation value of preferred shares characterized as equity [(3)]	(199,946)	(2.85)
Book value	559,989	7.97
Adjustments:		
Taberna VIII and Taberna IX securitizations	(314,690)	(4.48)
RAIT I and RAIT II derivative liabilities	48,370	0.69
Change in fair value for warrants and investor SARs	3,294	0.05
Accumulated depreciation and amortization	147,603	2.10
Valuation of recurring collateral and property management fees	19,550	0.28
Total adjustments	(95,873)	(1.36)
Adjusted book value	$ 464,116	$ 6.61

(1) Management views adjusted book value as a useful and appropriate supplement to shareholders' equity and book value per share. The measure serves as an additional measure of our value because it facilitates evaluation of us without the effects of various items that we are required to record in accordance with GAAP but which have limited economic impact on our business. Those adjustments primarily reflect the effect of consolidated securitizations where we do not currently receive cash flows on our retained interests, accumulated depreciation and amortization, the valuation of long-term derivative instruments and a valuation of our recurring collateral and property management fees. Adjusted book value is a non-GAAP financial measurement, and does not purport to be an alternative to reported shareholders' equity, determined in accordance with GAAP, as a measure of book value. Adjusted book value should be reviewed in connection with shareholders' equity as set forth in our consolidated balance sheets, to help analyze our value to investors. Adjusted book value may be defined in various ways throughout the REIT industry. Investors should consider these differences when comparing our adjusted book value to that of other REITs.

(2) Based on 70,249,254 common shares outstanding as of September 30, 2013.

(3) Based on 4,069,288 Series A preferred shares, 2,288,465 Series B preferred shares, and 1,640,100 Series C preferred shares outstanding as of September 30, 2013, all of which have a liquidation preference of $25.00 per share.

19 Adjusted Book Value (1) (All $ in 000s except per share numbers)

(1) We believe that funds from operations, or FFO, and adjusted funds from operations, or AFFO, each of which are non-GAAP measures, are additional appropriate measures of the operating performance of a REIT and us in particular. We compute FFO in accordance with the standards established by the National Association of Real Estate Investment Trusts, or NAREIT, as net
income or loss allocated to common shares (computed in accordance with GAAP), excluding real estate-related depreciation and amortization expense, gains or losses on sales of real estate and the cumulative effect of changes in accounting principles.  AFFO is a computation made by analysts and investors to measure a real estate company's cash flow generated by operations.
We calculate AFFO by adding to or subtracting from FFO: change in fair value of financial instruments; gains or losses on debt extinguishment; capital expenditures, net of any direct financing associated with those capital expenditures; straight-line rental effects; amortization of various deferred items and intangible assets; and share-based compensation. Our calculation of AFFO differs from the methodology used for calculating AFFO by certain other REITs and, accordingly, our AFFO may not be comparable to AFFO reported by other REITs. Our management utilizes FFO and AFFO as measures of our operating performance, and believes they are also useful to investors, because they facilitate an understanding of our operating performance after adjustment for certain non-cash items, such as real estate depreciation, share-based compensation and various other items required by GAAP that may not necessarily be indicative of current operating performance and that may not accurately compare our operating performance between periods. Furthermore, although FFO, AFFO and other supplemental performance measures are defined in various ways throughout the REIT industry, we also believe that FFO and AFFO may provide us and our investors with an additional useful measure to compare our financial performance to certain other REITs. Neither FFO nor AFFO is equivalent to net income or cash generated from operating activities determined in accordance with U.S. GAAP. Furthermore, FFO and AFFO do not represent amounts available for management's discretionary use because of needed capital replacement or expansion, debt service obligations or other commitments or uncertainties.
Neither FFO nor AFFO should be considered as an alternative to net income as an indicator of our operating performance or as an alternative to cash flow from operating activities as a measure of our liquidity. References to “we”, “us”, and “our” refer to RAIT Financial Trust and its subsidiaries.
(2) Based on 70,192,918 and 66,807,299 weighted-average shares outstanding-diluted for the three-month and nine-month periods ended September 30, 2013.
(3) Based on 49,908,051 and 47,994,085 weighted-average shares outstanding-diluted for the three-month and nine-month periods ended September 30, 2012.
Adjusted Funds from Operations
(1)

(All $ in 000s except per share numbers)

	For the Three-Month Periods Ended September 30		For the Nine-Month Periods Ended September 30	
	2013	2012	2013	2012
Revenue:				
Investment interest income	$ 32,730	$ 30,358	$ 95,266	$ 87,059
Investment interest expense	(8,235)	(8,134)	(22,996)	(25,057)
Net interest margin	24,495	22,224	72,270	62,002
Rental income	29,233	26,412	84,260	76,783
Fee and other income	8,667	3,557	22,738	7,077
Total revenue	62,395	52,193	179,268	145,862
Expenses:				
Interest expense	10,052	10,233	29,696	31,896
Real estate operating expense	15,521	14,254	44,842	41,538
Compensation expense	6,565	6,031	19,849	17,015
General and administrative expense	3,245	3,790	10,583	11,398
Provision for losses	500	500	1,500	1,500
Depreciation and amortization expense	8,784	7,939	25,972	23,233
Total expenses	44,667	42,747	132,442	126,580
Operating Income	17,728	9,446	46,826	19,282
Other income (expense)	(3,849)	52	(3,704)	(1,386)
Gains (losses) on assets	(191)	0	30	2,529
Gains (losses) on extinguishment of debt	0	0	0	1,574
Change in fair value of financial instruments	(24,659)	(24,177)	(200,436)	(144,269)
Income (loss) before taxes and discontinued operations	(10,971)	(14,679)	(157,284)	(122,270)
Income tax benefit (provision)	(164)	(292)	470	65
Income (loss) from continuing operations	(11,135)	(14,971)	(156,814)	(122,205)
Income (loss) from discontinued operations	0	0	0	0
Net income (loss)	(11,135)	(14,971)	(156,814)	(122,205)
(Income) loss allocated to preferred shares	(6,024)	(3,476)	(16,831)	(10,305)
(Income) loss allocated to noncontrolling interests	53	61	130	154
Net income (loss) allocable to common shares	$ (17,106)	$ (18,386)	$ (173,515)	$ (132,356)
Earnings (loss) per share—Basic:				
Continuing operations	$ (0.24)	$ (0.37)	$ (2.60)	$ (2.76)
Discontinued operations	0.00	0.00	0.00	0.00
Total earnings (loss) per share—Basic	$ (0.24)	$ (0.37)	$ (2.60)	$ (2.76)
Weighted-average shares outstanding—Basic	70,192,918	49,908,051	66,807,299	47,994,085
Earnings (loss) per share—Diluted:				
Continuing operations	$ (0.24)	$ (0.37)	$ (2.60)	$ (2.76)
Discontinued operations	0.00	0.00	0.00	0.00
Total earnings (loss) per share—Diluted	$ (0.24)	$ (0.37)	$ (2.60)	$ (2.76)
Weighted-average shares outstanding—Diluted	70,192,918	49,908,051	66,807,299	47,994,085
Distributions declared per common share	$ 0.15	$ 0.09	$ 0.40	$ 0.25

21 RAIT Income Statement

RAIT Financial Trust

(All $ in 000s except per share numbers)	As of September 30, 2013	As of December 31, 2012
Assets		
Investments in mortgages and loans, at amortized cost:		
Commercial mortgages, mezzanine loans, other loans and preferred equity interests	$ 1,111,313	$ 1,075,129
Allowance for losses	(23,317)	(30,400)
Total investments in mortgages and loans	1,087,996	1,044,729
Investments in real estate, net of accumulated depreciation of $119,377 and $97,392, respectively	986,296	918,189
Investments in securities and security-related receivables, at fair value	574,576	655,509
Cash and cash equivalents	116,623	100,041
Restricted cash	158,114	90,641
Accrued interest receivable	50,967	47,335
Other assets	51,614	45,459
Deferred financing costs, net of accumulated amortization of $18,656 and $15,811, respectively	18,025	19,734
Intangible assets, net of accumulated amortization of $3,504 and $2,976, respectively	2,097	2,343
Total assets	$ 3,046,308	$ 2,923,980
Liabilities and Equity		
Indebtedness ($314,275 and $216,703 at fair value, respectively)	$ 1,978,225	$ 1,799,595
Accrued interest payable	24,806	24,129
Accounts payable and accrued expenses	32,861	22,990
Derivative liabilities	117,303	151,438
Deferred taxes, borrowers' escrows and other liabilities	46,000	35,704
Total liabilities	2,199,195	2,033,856
Series D cumulative redeemable preferred shares, $0.01 par value per share, 4,000,000 shares authorized, 2,600,000 shares issued and outstanding	52,498	52,278
Equity:		
Shareholders' equity:		
Preferred shares, $0.01 par value per share, 25,000,000 shares authorized;		
7.75% Series A cumulative redeemable preferred shares, liquidation preference $25.00 per share, 4,760,000 shares authorized, 4,069,288 and 3,124,288 shares issued and outstanding	41	31
8.375% Series B cumulative redeemable preferred shares, liquidation preference $25.00 per share, 4,300,000 shares authorized, 2,288,465 shares issued and outstanding	23	23
8.875% Series C cumulative redeemable preferred shares, liquidation preference $25.00 per share, 3,600,000 shares authorized, 1,640,100 shares issued and outstanding	17	17
Series E cumulative redeemable preferred shares, $0.01 par value per share, 4,000,000 shares authorized	0	0
Common shares, $0.03 par value per share, 200,000,000 shares authorized, 70,249,254 and 58,913,142 issued and outstanding, including 385,148 unvested restricted common share awards at September 30, 2013	2,108	1,760
Additional paid in capital	1,940,389	1,837,389
Accumulated other comprehensive income (loss)	(71,129)	(95,173)
Retained earnings (deficit)	(1,111,514)	(910,086)
Total shareholders' equity	759,935	833,961
Noncontrolling interests	34,680	3,885
Total equity	794,615	837,846
Total liabilities and equity	$ 3,046,308	$ 2,923,980

22 RAIT Balance Sheet